THE SWISS HELVETIA FUND, INC.

Independent Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris[1]

Director

David R. Bock[2]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[2,3]

Director

Claus Helbig[2,4]

Director

R. Clark Hooper[2]

Director

Mark A. Hemenetz

President

Principal Executive Officer

Alan M. Mandel

Treasurer

Principal Financial Officer

Stephen M. DeTore

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

Abby L. Ingber

Chief Legal Officer Secretary

David Marshall

Assistant Treasurer

Scott Rhodes

Assistant Treasurer

Heather Melito-Dezan

Assistant Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

875 Third Avenue, 22nd floor

New York, NY 10022

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America, Inc.

Schroder Investment Management North America Inc. (“SIMNA Inc.”) is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $447.7 billion in assets under management as of September 30, 2014.

Executive Offices

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd floor

New York, NY 10022

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of October 30, 2014)

For the three-month period ended September 30, 2014, the Swiss Helvetia Fund, Inc. (the “Fund”) declined by -7.14% as measured by its share price performance in US dollars. This lagged the Fund’s performance as measured by the change in value in the Fund’s net asset value (“NAV”), which decreased by -6.30% in US dollars, as the discount at which its shares traded widened. This compares with a decline of -4.44% in the Swiss equity markets as measured by the Swiss Performance Index (the “Index”) as measured in US dollars, or an increase of 2.84% in the Index as measured in Swiss francs.

Economic environment during the period under review

Global economic review

Economic growth reported after the end of June showed diverging trends. While the US recovered from a weather related slump in the first quarter, the Eurozone seems to have entered stagnation. There are multiple reasons for the renewed weakening of the nations sharing the Euro: budget constraints, slack in much needed structural reforms, as in France and Italy, or surprisingly weak net exports, for example, in Germany. The conflict in eastern Ukraine and the ensuing sanctions against and from Russia have added to a general reticence for private sector investments. In Japan a new sales tax has squashed consumption. Brazil has slipped into recession and Russia is stalling as a result of lower commodity prices and sanctions from Western nations. The Asian emerging economies and China in particular still display very solid growth even if modestly lower than in previous periods. Overall, the IMF now expects 3.3% real GDP growth for 2014 after previous expectations of 3.7%.

Swiss economic review

Swiss real GDP was reported in September to have grown by 0.2% (not annualized) in the second quarter of 2014. This is an increase of 1.4% against the same quarter last year and exceeds a previously published estimate (under an older methodology) of stagnation. Although it represents a deceleration of the growth experience of the prior quarter and over the past year, the Swiss economy continues to outpace the Euro area. The backbone was consumption that had advanced in all recent prior three-month periods, except the first quarter 2014. The more volatile exports also contributed to growth, while investments and inventories contracted. The expert group of the Swiss State Secretariat for Economic Affairs (SECO) lowered its GDP growth expectations in October to 1.8% from 2.0% for 2014 and to 2.4% from 2.6% for 2015.

Market environment during the period under review

Most global stock markets suffered negative performance in US dollars during the third quarter 2014, with one of very few exceptions being the market for US equities, which experienced moderate gains, reflected by an increase of 0.62% for the S&P 500

THE SWISS HELVETIA FUND, INC.

Index. Some country indices, including the Swiss, were showing positive local currency performance that was changed into negative returns when converted into the US dollars that strengthened considerably. In the first six weeks of the reporting period stock markets in Europe experienced a decline between 5-8%. The increasing gravity of the conflicts in the eastern Ukraine and the Middle East weighed on investor sentiment and sanctions against and by Russia raised the specter of declining exports. In the second half of the quarter, equity markets recovered as liquidity remained plentiful and the conflict in eastern Ukraine quieted down.

The Swiss stock market, as measured by the Index, showed a positive performance of 2.84% in Swiss francs (turned into -4.44% in US dollars), outperforming European peer markets in local currency and in US dollars, thanks to its heavyweight pharmaceutical sector. Novartis and Roche rose 12.3% and 7% respectively in Swiss francs leading to a positive sector performance even when converted into US dollars. Swiss large caps as measured by the Swiss Market Index (SMI) outperformed small and mid caps in the SPI Extra Index by 3.2% (in US dollar terms) during the period under review.

Performance

Stock Listed Investments

The Fund’s performance benefited in absolute terms from some of its top 10 positions it held during the third quarter, i.e. Novartis, Roche, Lonza, Sonova, Nestlé, and

Lindt & Sprungli. Some smaller stocks outside the top 10 positions were also helpful for absolute performance. A positive impact came from a stock outside the top 10 holdings and is attributable to the tender offer by Helvetia Holding AG for Schweizerische National-Versicherungs-Gesellschaft AG.

In relative terms, however, the Fund’s biggest positions, Novartis and Roche, produced a negative performance attribution effect, as they rose more than the market and the Fund is constrained to an underweight due its industry concentration restriction that does not allow it to invest 25% or more of the total value of its assets in a particular industry. This constraint in isolation resulted in a performance difference compared to the Index of approximately 0.6%. Further, among the Fund’s top ten holdings, Actelion, Adecco, Burckhardt Compression and Galenica had a negative impact on absolute and relative performance. Outside the top 10 positions, notable adverse effects also came from Bucher Industries, Meyer Burger Technology, Swatch, Richemont and Syngenta.

In comparing the Fund’s NAV return with the performance of the broad Swiss equity market in US dollars, there are three impacts that explain the majority of the difference of approximately 1.9%. First, the Fund’s underweight in the heavyweight two pharmaceutical stocks compared to the Index is responsible for approximately 0.6%; second, the overweight in small and mid cap stocks compared to their weight in the same index accounts for almost 0.6%; and the

THE SWISS HELVETIA FUND, INC.

Fund’s private equity investments are responsible for about 0.5%.

Private Equity Investments

The value of the Fund’s private equity investments declined, due to the weakening of the Swiss franc but also due to a revaluation of the aggregate portfolio value by approximately -3%. Two of the direct private-equity holdings raised capital at conditions that resulted in a mark-down of the fair values for the Fund’s participation in each. We decided not to participate in the capital raising due to the uncertainty result-

ing from product reorientation of these companies and the current transition phase that both companies are going through.

Portfolio changes during the period under review

There were 13 purchases and 14 sales of listed equities. There were no further voluntary increases in private equity investments. However, there was an additional, non-significant capital call of Zurmont Madison Private Equity LP to meet the contractual obligation incurred prior to Schroders taking over as investment manager of the Fund.

New Investments by the Fund

Clariant

Dufry

EFG International

VZ Holding

Implenia

Additions to Existing Investments

Syngenta

Richemont

Swatch

Nestlé

Tecan

Belimo

Bucher Industries

DKSH

Positions Entirely Disposed of

Galenica

Meyer Burger

Sulzer

Reductions in Existing Investments

Lindt & Spruengli

Leonteq

Actelion

Basilea

Evolva

Lonza

Sonova

Panalpina

Burckhardt Compression

Adecco

Logitech

As of September 30, 2014, there are 29 listed companies held by the Fund and six direct investments into private equity firms plus two participations held in private equity limited partnerships.

Outlook

Starting in the second quarter, the outlook for world GDP growth has deteriorated somewhat. When consulting the IMF as one possible source of respected economic fore-

THE SWISS HELVETIA FUND, INC.

casts, global growth has been revised down from expectations for 2014 of 3.7% at the beginning of the year to 3.3% in early October. This would put global growth on an approximately equal footing with 2012 and 2013, however, this masks shifts in regional momentum over the current three-year period from 2012 to 2014. The US looks to be the only major economy with an almost unchanged rate, namely a little over 2%. The Eurozone that fell back into recession in 2012 is expected to recover, but still to anemic growth. The UK should recover from stagnation in 2012 to about 3% growth this year. Asia, with one important exception being India, is expected to slow moderately over the period and Russia as well as Brazil are expected to fall to near stagnation. This would result in a notable reversion of the growth differential of emerging vs. advanced economies, which stood at approximately 4% in 2012 and is expected to narrow to more or less 2.5% this year.

For 2015, the IMF expects GDP growth to accelerate globally by approximately 0.5%, mainly driven by approximately one percentage point improvement to about 3.0% in the US. Emerging market growth should also quicken, with the exception of China. Uncertainties over whether recent monetary and / or fiscal policy measures will spur growth remain for Japan, where next year’s growth is forecast to almost match this year’s 0.9% and for the Eurozone, which is expected to quicken by half a percentage point to 1.3% GDP growth. Projections for the UK are that it might already have peaked in 2014, declining to 2.7% growth in 2015.

Swiss economic outlook

For the Swiss economy, SECO lowered its GDP growth expectations in October to 1.8% from 2.0% for 2014 and to 2.4% from 2.6% for 2015, as a reaction to the year-to-date slightly lower impetus both from domestic demand and exports. However, the experts see the slow-down in the first half of 2014 as temporary and expect the pace to gradually pick up again. The external sector should continue to outpace internal demand, which is a positive for Swiss quoted companies that are in aggregate much more dependent on revenues from outside the country than domestic activity. Notably, the forecast of the SECO for Swiss export growth is above global GDP growth projected by the IMF for 2014 and 2015. The seasonally adjusted unemployment rate, which had risen to and stagnated at 3.2% since May last year, is expected by the SECO to more or less remain unchanged for 2014 and slightly drop in 2015.

Investment view

An accelerating global economy, absent inflationary pressures in most of the major developed nations, and central banks that stand ready to print more money if growth falters—these factors are all very supportive for equity markets for the long term. Short term, however, markets could be sensitive to changes in perceptions about these supporting factors or to an escalation of geopolitical tensions, as experienced in late July and early August as well as at the beginning of October.

THE SWISS HELVETIA FUND, INC.

After the very strong bull run since March 2009, markets have also become more susceptible to concerns about valuation and corporate profits growth. While, as value-conscious investors we share the worries in general, they should nevertheless be put into perspective. Equity valuations (on metrics such as price / book, price / cash flow and price / earnings ratios) are not cheap in historical terms, neither are they when comparing to future earnings growth potential. However, equity markets, come as a prime choice when comparing to other financial assets. In the search for yield, equity dividends mostly beat the percentage returns achievable in other liquid asset classes, particularly high investment grade fixed income securities. When comparing the excess return achieved with the current dividend yield over and above government bond yields it is still near a record high. Switzerland stands out among major equity markets as being the nation with the highest difference between the overall dividend rate and the 10-year government bond yield. The Swiss dividend yield is similar to Europe, but higher than in the US, and government bonds yields remain extremely low.

Not only in comparison of dividend and long-term government bond yields, but also in terms of earnings growth from the level reached prior to the global financial crisis, we believe that the Swiss stock market scores well. On a global level, earnings remained more or less stagnant from 2011 until 2013 with only a minor increase in 2014 to be expected, and five years after the crisis, the overall level of profits has still not exceeded pre-crisis levels. In view of this background, we believe it is remarkable that the Swiss and the US quoted companies, as measured in their broad based indices, have increased their profits to new records, while shrinking in the Eurozone and the UK (all measured in local currencies). In local currencies, Swiss quoted companies have almost experienced the same acceleration as US counterparts. Expressed in the same currency, i.e. when converting Swiss franc profits into US dollars, they outpaced companies in the S&P 500 since 2006. Although it might be a bit too early to claim a trend change, a further important factor that should be considered when investing into equities is that earnings momentum has turned into a tailwind that for the previous three years represented a headwind: it seems that earnings revisions have now turned positive. In the US, expectations for 2014 earnings now stand higher than at the beginning of the year, which was not the case in 2012-2013. In Switzerland, they fell from too high expectations in January, but have stabilized thereafter and started to rise over the past 2 months. If the US were again to set the trend as often in historical recoveries, those initial signs should lead to positive Swiss corporate earnings revisions.

Taking all these aspects together we remain confident for the medium- and long-term outlook for equities, and Swiss equities in particular, even if we concede that short-term volatility could persist. We pursue a stock picking approach with a style bias

THE SWISS HELVETIA FUND, INC.

towards value, quality and small & mid caps. A number of companies with those attributes have experienced declines of around 20% to 30%, while fewer stocks with a high market capitalization have performed well recently. While such a dispersion of returns is certainly not a positive per se, it nevertheless should allow us to further reposition the Fund’s portfolio towards those stocks and attributes that we see as potential winners.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	September 30, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 85.70%

Banks — 5.37%

264,600	Credit Suisse Group AG	$7,330,154	1.78%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $6,313,425)

430,000	EFG International AG	4,324,751	1.05%
	A global private banking group offering private banking and asset management services. (Cost $4,946,621)

600,500	UBS AG	10,470,257	2.54%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $7,876,986)

		22,125,162	5.37%

Biotechnology — 7.77%

116,000	Actelion, Ltd.[1]	13,633,491	3.32%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $6,632,516)

60,000	Basilea Pharmaceutica AG2	6,021,978	1.46%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $4,710,888)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

1,600,000	Evolva Holding SA2	$2,076,400	0.50%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $1,272,422)

85,000	Lonza Group AG	10,265,829	2.49%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. Operates production sites in Europe, the United States, and China. (Cost $8,018,017)

		31,997,698	7.77%

Chemicals — 3.21%

140,000	Clariant AG	2,397,070	0.58%
	Develops, produces, markets and sells specialty chemical products for various end markets. (Cost $2,450,385)

34,000	Syngenta AG	10,828,048	2.63%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $11,412,216)

		13,225,118	3.21%

Construction & Materials — 3.23%

3,150	Belimo Holding AG	7,846,154	1.90%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $6,598,993)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — (continued)

100,000	Implenia AG	$5,463,108	1.33%
Provides construction, civil and underground engineering services. Implenia’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $6,306,426)

		13,309,262	3.23%

Financial Services — 1.74%

28,000	Leonteq AG	6,250,549	1.51%
	Is a technology and service platform with a leading position in structured investment products in Switzerland. (Cost $5,302,668)

5,500	VZ Holding AG	930,194	0.23%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $931,588)

		7,180,743	1.74%

Food & Beverage — 13.35%

320	Lindt & Sprungli AG1	18,983,987	4.61%
	Major manufacturer of premium Swiss chocolates. (Cost $9,265,642)

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverage — (continued)

490,000	Nestle SA1	$36,025,641	8.74%
	Largest food and beverage processing company in the world. (Cost $6,459,887)

		55,009,628	13.35%

Industrial Goods & Services — 10.24%

100,000	Adecco SA	6,787,023	1.65%
	Supplies personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $8,405,776)

42,200	Bucher Industries AG1	10,855,845	2.64%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $12,678,466)

34,000	Burckhardt Compression Holding AG1	15,710,099	3.81%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $11,079,229)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

105,000	DKSH Holding, Ltd.	$7,829,670	1.90%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $8,104,918)

8,000	Panalpina Welttransport Holding AG	1,005,547	0.24%
	One of the largest transporters of freight by air and ship, and offers warehousing and distribution services. (Cost $826,833)

		42,188,184	10.24%

Insurance — 2.67%

126,200	Schweizerische National-Versicherungs-Gesellschaft AG1	11,015,259	2.67%
	Offers insurance products in Europe, including reinsurance, health, transport, legal, technical, accident, travel, automobile, fire and theft insurance. (Cost $8,646,941)

		11,015,259	2.67%

Medical Equipment — 5.98%

168,000	Kuros Biosurgery AG2,3	703,297	0.17%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — (continued)

90,000	Sonova Holding AG1	$14,373,626	3.50%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $13,808,224)

3,731	Spineart SA2,3	1,861,166	0.45%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

73,000	Tecan Group AG	7,678,179	1.86%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $7,277,876)

		24,616,268	5.98%

Personal & Household Goods — 3.96%

92,000	Compagnie Financiere Richemont SA	7,543,904	1.83%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $6,423,112)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Personal & Household Goods — (continued)

100,000	Swatch Group AG	$8,749,346	2.13%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $9,713,969)

		16,293,250	3.96%

Pharmaceuticals — 25.49%[4]

530,000	Novartis AG1	50,004,710	12.14%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,546)

3,029	NovImmune SA2,3	2,149,306	0.52%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

178,500	Roche Holding AG1	52,886,812	12.83%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune, and for other areas including dermatology and oncology.
	(Cost $13,275,119)

		105,040,828	25.49%

No. of Shares	Security	Fair Value	Percent of Net Assets

Retail — 1.13%

30,500	Dufry AG2	$4,647,619	1.13%
	Operates duty-free shops in countries such as the Caribbean, France, Italy, Mexico, Russia, Singapore, the United Arab Emirates and the United States. (Cost $5,588,176)

		4,647,619	1.13%

Technology — 1.56%

500,000	Logitech International SA2	6,436,421	1.56%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking, and audio and video communication.
	(Cost $6,778,232)

		6,436,421	1.56%

	Total Common Stocks (Cost $218,223,174)	353,085,440	85.70%
Preferred Stocks — 1.13%

Biotechnology — 0.29%

8,400	Ixodes AG, Series B3,5	1,202,462	0.29%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease after a tick bite. (Cost $2,252,142)

		1,202,462	0.29%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — (continued)

Industrial Goods & Services — 0.13%

250,447	SelFrag AG, Class A, Series C3,5	$275,217	0.06%

78,514	SelFrag AG, Class A, Series D3,5	86,279	0.02%

171,902	SelFrag AG, Class A, Series E3,5	188,903	0.05%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		550,399	0.13%

Medical Equipment — 0.16%

83,611	EyeSense AG, Series C3,5	638,786	0.16%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		638,786	0.16%

Pharmaceuticals — 0.55%

3,162	NovImmune SA, Series B3	2,243,679	0.55%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,243,679	0.55%

	Total Preferred Stocks (Cost $9,253,695)	4,635,326	1.13%

Security	Fair Value	Percent of Net Assets
Private Equity Limited Partnerships — 4.18%

Biotechnology — 0.69%

Aravis Biotech II — Limited Partnership[2,3,5]
(Cost $2,750,654)	$2,836,870	0.69%

Financial Services — 3.49%

Zurmont Madison Private Equity, Limited Partnership[1,2,3,5]
(Cost $13,671,329)	14,374,878	3.49%

Total Private Equity Limited Partnerships (Cost $16,421,983)	17,211,748	4.18%

Total Investments* (Cost $243,898,852)	374,932,514	91.01%

Other Assets Less Other Liabilities, net	37,014,699	8.99%

Net Assets	$411,947,213	100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2014

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $26,560,843 or 6.45% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – November 25, 2013	$2,750,654
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, Limited Partnership	September 13, 2007 – July 18, 2014	13,671,329

		$32,366,755

[4]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of September 30, 2014, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

[5]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/13	Gross Additions	Gross Reductions	Fair Value as of 9/30/14
Aravis Biotech II, Limited Partnership	$3,084,787	$—	$—	$2,836,870
EyeSense AG – Preferred Shares C	1,411,990	—	—	638,786
Ixodes AG – Preferred Shares B	1,291,901	—	—	1,202,462
SelFrag AG – Class A – Preferred Shares	935,650	94,134	—	550,399
Zurmont Madison Private Equity, Limited Partnership	15,067,184	313,480	—	14,374,878

Total	$21,791,512	$407,614	$—	$19,603,395

*	Cost for Federal income tax purposes is $242,606,529 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$149,154,232
Gross Unrealized Depreciation	(16,828,247)

Net Unrealized Appreciation (Depreciation)	$132,325,985

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	September 30, 2014

PORTFOLIO HOLDINGS
% of Net Assets as of September 30, 2014
Common Stocks
Pharmaceuticals	25.49%
Food & Beverage	13.35%
Industrial Goods & Services	10.24%
Biotechnology	7.77%
Medical Equipment	5.98%
Banks	5.37%
Personal & Household Goods	3.96%
Construction & Materials	3.23%
Chemicals	3.21%
Insurance	2.67%
Financial Services	1.74%
Technology	1.56%
Retail	1.13%
Preferred Stocks
Pharmaceuticals	0.55%
Biotechnology	0.29%
Medical Equipment	0.16%
Industrial Goods & Services	0.13%
Private Equity Limited Partnerships	4.18%
Other Assets Less Other Liabilities, net	8.99%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than sixty days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $26,560,843, or 6.45% of the Fund’s net assets at September 30, 2014, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$348,371,671	$—	$4,713,769	$353,085,440
Preferred Stock*	—	—	4,635,326	4,635,326
Private Equity Limited Partnerships	—	—	17,211,748	17,211,748

Total Investments in Securities	$348,371,671	$—	$26,560,843	$374,932,514

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At September 30, 2014, the common shares and preferred shares, series B of NovImmune SA, a privately-held company, were valued based on a market approach using the most recent observable round of financing. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at September 30, 2014	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Medical Equipment[2]	$3,203,249	Discounted cash flow	Weighted average cost of capital	12.4%-17%
			Expected compound annual growth rate of revenue (10 years)	27%-47%
Privately-held companies
Pharmaceuticals[3]	$4,392,985	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology[4]	$1,202,462	Discounted cash flow	Weighted average cost of capital	16%
			Success rate on research and development	40%
Privately-held companies
Industrial Goods & Services[5]	$550,399	Discounted cash flow	Weighted average cost of capital	14%
			Expected compound annual growth rate of revenue (5 years)	37%
Private Equity Limited Partnerships
Biotechnology	$2,836,870	NAV as a practical expedient	N/A	N/A
Private Equity Limited Partnerships
Financial Services	$14,374,878	NAV as a practical expedient	N/A	N/A
Total	$26,560,843

1	Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.

2	Eyesense AG—Preferred Shares, Kuros Biosurgery AG—Common Shares, Spineart SA—Common Shares were valued based on this technique.

3	Novimmune SA Common Shares and Preferred Shares were valued based on this technique.

4	Ixodes Preferred Shares were valued based on this technique

5	SelFrag AG—Preferred Shares were valued based on this technique.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the three-month period ended September 30, 2014.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2013	$5,064,380	$6,050,106	$18,151,971	$29,266,457
Change in Unrealized Appreciation/Depreciation*	(350,611)	(1,508,914)	(1,253,703)	(3,113,228)
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	94,134	313,480	407,614
Gross Sales	—	—	—	—

Balance as of September 30, 2014	$4,713,769	$4,635,326	$17,211,748	$26,560,843

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on September 30, 2014.

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

D. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Capital Commitments

As of September 30, 2014, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of September 30, 2014
Private Equity Limited Partnerships—International (a)
Aravis Biotech II, Limited Partnership	$3,401,361	$409,524	$2,836,870
Zurmont Madison Private Equity, Limited Partnership	14,652,015	380,380	14,374,878

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 391,300 and 363,453 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of September 30, 2014 was used for conversion and equals 0.9555.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

The stock portion of any dividends or distributions you receive is not subject to the Plan. When the Fund declares dividends or distributions payable either in (i) stock or (ii) stock or cash at the election of the stockholder, you will receive newly issued shares of the Fund (unless you elect to receive your dividend or distribution in cash) on terms and conditions that are otherwise identical to those of the Plan.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

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THE SWISS HELVETIA FUND, INC.

Executive Offices

875 Third Avenue, 22nd floor

New York, NY 10022

(800) 730-2932

www.swzfund.com

A SWISS INVESTMENTS FUND

WWW.SWZFUND.COM

QUARTERLY REPORT

For the Period Ended

September 30, 2014